CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Smith Barney Investment Series – Smith Barney Premier Selections All Cap Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Investment Series - Smith Barney Premier Selections All Cap Growth	Chief Financial Officer Smith Barney Investment Series - Smith Barney Premier Selections All Cap Growth

/s/ R. JAY GERKEN	/s/ FRANCES M. GUGGINO
R. Jay Gerken	Frances M. Guggino

Date: January 6, 2005	Date: January 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Smith Barney Investment Series – Smith Barney Dividend Strategy Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Investment Series - Smith Barney Dividend Strategy Portfolio	Chief Financial Officer Smith Barney Investment Series - Smith Barney Dividend Strategy Portfolio

/s/ R. JAY GERKEN	/s/ FRANCES M. GUGGINO
R. Jay Gerken	Frances M. Guggino

Date: January 6, 2005	Date: January 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Smith Barney Investment Series – Smith Barney Growth and Income Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Investment Series - Smith Barney Growth and Income Portfolio	Chief Financial Officer Smith Barney Investment Series - Smith Barney Growth and Income Portfolio

/s/ R. JAY GERKEN	/s/ FRANCES M. GUGGINO
R. Jay Gerken	Frances M. Guggino

Date: January 6, 2005	Date: January 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of Smith Barney Investment Series – SB Government Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Smith Barney Investment Series - SB Government Portfolio	Chief Financial Officer Smith Barney Investment Series - SB Government Portfolio

/s/ R. JAY GERKEN	/s/ FRANCES M. GUGGINO
R. Jay Gerken	Frances M. Guggino

Date: January 6, 2005	Date: January 6, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.